UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 1, 2012

Umami Sustainable Seafood Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52401	98-0636182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1230 Columbia St., Suite 440
San Diego, CA		92101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(619) 544-9177

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2012, Vilhelm Gudmundsson resigned from his position as the chief executive officer of Oceanic Enterprises, Inc., a wholly-owned subsidiary of Umami Sustainable Seafood Inc. (“Umami”), and is no longer an employee of Umami or any of its subsidiaries.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMAMI SUSTAINABLE SEAFOOD INC.

	By:	/s/ Oli Valur Steindorsson
Date: February 15, 2012		Oli Valur Steindorsson
Chairman, President and Chief Executive Officer